Exhibit 28(a)(19) under Form N-1A
Exhibit 3(i) under Item 601/Reg. S-K

FEDERATED EQUITY FUNDS

Amendment No. 33
to the
RESTATED AND AMENDED DECLARATION OF TRUST
dated August 15, 1995

This Declaration of Trust is amended as follows:

A.           Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5.  Establishment and Designation of Series or Class.  Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Clover Mid Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated International Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares

Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of November, 2008, to become effective on January 21, 2009.

WITNESS the due execution hereof this 13th day of November, 2008.

/s/ John F. Donahue	/s/ Charles F. Mansfield, Jr.
John F. Donahue	Charles F. Mansfield, Jr.

/s/ Thomas G. Bigley	/s/ John E. Murray, Jr.
Thomas G. Bigley	John E. Murray, Jr.

/s/ John T. Conroy, Jr.	/s/ R. James Nicholson
John T. Conroy, Jr.	R. James Nicholson

/s/ Nicholas P. Constantakis	/s/ Thomas M. O’Neill
Nicholas P. Constantakis	Thomas M. O’Neill

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Peter E. Madden	/s/James F. Will
Peter E. Madden	James. F. Will